QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.1

FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT

        FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT (collectively, this "Fourth Amendment"), dated as of March 12, 2004, among DADE BEHRING HOLDINGS, INC., a Delaware corporation ("Holdings"), DADE BEHRING INC., a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), and DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

        WHEREAS, Holdings, the Borrower, the Lenders, Deutsche Bank Securities Inc., as Lead Arranger and Lead Book Runner, General Electric Capital Corporation and The Royal Bank of Scotland PLC, as Syndication Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of October 3, 2002 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement"); and

        WHEREAS, subject to the terms and conditions of this Fourth Amendment, the parties hereto wish to amend the Credit Agreement and the Lenders wish to grant a consent to certain provisions of the Credit Agreement, in each case as herein provided;

        NOW, THEREFORE, it is agreed:

I.
Amendments and Consents to Credit Agreement.

        1.     Section 1.02 of the Credit Agreement is hereby amended by (i) inserting the text "(i)" immediately after the text "outstanding" appearing in the proviso to said Section and (ii) inserting the text "or (ii) more than four Borrowings of Euro Rate Loans subject to a one-week or two-week Interest Period" immediately prior to the period at the end of said Section.

        2.     Section 1.09 of the Credit Agreement is hereby amended by (i) inserting the text "and Section 1.02" immediately after the text "1.01(E)(I)(ii)(y)" appearing in said Section and (ii) inserting the text "a one-week or two-week period or" immediately after the text "in the case of a Borrowing of any such Euro Rate Loans," appearing in the first sentence of said Section.

        3.     Section 3.01(e) of the Credit Agreement is hereby amended by (i) deleting each reference to the text "A-1 Term Loans, A-2 Term Loans, A-3 Term Loans and B Term Loans" appearing in said Section and inserting the text "A-3 Term Loans" in lieu thereof and (ii) deleting the text "A-1 Term Loans, A-2 Term Loans, A-3 Term Loans and/or B Term Loans" appearing in said Section and inserting the text "A-3 Term Loans" in lieu thereof.

        4.     Section 4.01(c) of the Credit Agreement is hereby amended by inserting the text "A-3" immediately prior to the text "Term Loans" appearing in said Section.

        5.     Sections 4.02(A)(c), (d) and (e) of the Credit Agreement are hereby amended by inserting the text "A-3" immediately prior to the text "Term Loans" appearing in the last sentence of each of said Sections.

        6.     Section 7 of the Credit Agreement is hereby amended by deleting Section 7.19 thereof in its entirety.

        7.     Section 8.01 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety.

        8.     Section 8.04(f) of the Credit Agreement is hereby amended by deleting clause (f) of said Section in its entirety and inserting the following new clause (f) in lieu thereof:

          "(f)    Indebtedness constituting Intercompany Loans to the extent permitted by Section 8.06(g);".

        9.     Section 8.04 of the Credit Agreement is hereby further amended by deleting the amount "$50.0 million" appearing in clause (s) of said Sectio n and inserting the amount "$100.0 million" in lieu thereof.

        10.   Section 8.06 of the Credit Agreement is hereby amended by deleting clause (v) of said Section in its entirety and inserting the following new clause (v) in lieu thereof:

          "(v)    so long as no Default or Event of Default exists both before and after giving effect thereto, the European Reorganization may be consummated in accordance with the requirements of the definition thereof;".

        11.   Section 8.13(i) of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" appearing in said Section and inserting the amount "$100,000,000" in lieu thereof.

        12.   The definition of "Applicable Margin" appearing in Section 10 of the Credit Agreement is hereby amended by (i) deleting the table appearing in said Section and inserting the following new table in lieu thereof:

	Applicable Margins
	A-3 Term Loans		B Term Loans		Revolving Loans		Swingline Loans
Applicable Credit Rating Level	Euro Rate	Base Rate	Euro Rate	Base Rate	Euro Rate	Base Rate	Euro Rate	Base Rate
Rating Level 1	4.00%	N/A	2.00%	1.00%	3.75%	2.75%	4.25%	2.75%
Rating Level 2	4.00%	N/A	2.25%	1.25%	3.75%	2.75%	4.25%	2.75%
Rating Level 3	4.25%	N/A	2.50%	1.50%	4.00%	3.00%	4.50%	3.00%

, (ii) deleting the text "Rating Level 2" appearing in the last sentence of said definition and inserting the text "Rating Level 3" in lieu thereof and (iii) inserting the following sentence at the end of said definition:

  "It is understood and agreed that for periods prior to the Fourth Amendment 100% Effective Date, the "Applicable Margin" for B Term Loans shall be determined in accordance with the definition of "Applicable Margin" used in this Agreement (as in effect immediately prior to the Fourth Amendment 100% Effective Date).".

        13.   The definition of "European Reorganization" appearing in Section 10 of the Credit Agreement is hereby deleted in its entirety and the following new definition of "European Reorganization" is inserted in lieu thereof:

  "European Reorganization" shall mean (i) the contribution and/or transfer by the Borrower of the Equity Interests of the Foreign Subsidiaries of the Borrower set forth on Annex II to the Second Amendment to one or more Wholly-Owned Foreign Subsidiaries of the Borrower and (ii) the transfer by Dade Behring B.V. of the Equity Interests of Dade Behring Portugal-Meios de Diagnostica Medico Lda, Dade Behring Vertriebs Beteiligungs GmbH and Dade Behring S.p.A. to the Borrower and the transfer by the Borrower of such Equity Interests to Dade Behring Holding GmbH.

        14.   The definition of "Pledge Agreements" appearing in Section 10 of the Credit Agreement is hereby amended by deleting the text "the Bermuda Subsidiary Pledge Agreement, the Borrower Local Law Bermuda Pledge Agreement" appearing in said definition.

        15.   The definition of "Subsidiary Guarantor" appearing in Section 10 of the Credit Agreement is hereby amended by (i) inserting the text "Wholly-Owned U.S." immediately prior to the text "Subsidiary of the Borrower" appearing in said definition and (ii) deleting the text "relevant" appearing immediately before the second reference to "Subsidiary Guaranty" appearing therein.

        16.   The definition of "Subsidiary Guaranty" appearing in Section 10 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Subsidiary Guaranty" shall mean and include the Subsidiary Guaranty and any other guaranty executed and delivered by any Subsidiary of the Borrower pursuant to Sections 7.15 and/or 8.15.

        17.   Section 10 of the Credit Agreement is hereby further ame nded by (i) deleting the definitions of "Applicable Credit Rating Level," "Rating Level 1" and "Rating Level 2" appearing in said Section and (ii) inserting the following new definitions in appropriate alphabetical order:

          "Applicable Credit Rating Level" shall mean, at any time, Rating Level 1, Rating Level 2 or Rating Level 3, as in effect at such time.

          "Fourth Amendment" shall mean the Fourth Amendment and Consent to this Credit Agreement, dated as of March 12, 2004.

          "Fourth Amendment 100% Effective Date" shall have the meaning provided in the Fourth Amendment.

          "Rating Level 1" shall mean the rating level at any time the Obligations are rated both (i) BB or higher by Standard & Poor's Ratings Services and (ii) Ba2 or higher by Moody's Investor Service, Inc.

          "Rating Level 2" shall mean the rating level at any time Rating Level 1 is not in effect and the Obligations are rated both (i) BB- or higher by Standard & Poor's Ratings Services and (ii) Ba3 or higher by Moody's Investor Service, Inc.

          "Rating Level 3" shall mean the rating level at any time when neither Rating Level 1 nor Rating Level 2 is in effect.

        18.   Section 10 of the Credit Agreement is hereby further amended by deleting the definitions of "Bermuda Subsidiary Pledge Agreement," "Bermuda Subsidiary Guarantor," "Bermuda Subsidiary Guaranty," "Bermuda Local Law Pledge Agreement," "U.S. Subsidiary Guarantor" and "U.S. Subsidiary Guaranty" appearing in said Section.

        19.   The Credit Agreement is hereby further amended by (i) changing each reference to "U.S. Subsidiary Guarantor" or "U.S. Subsidiary Guarantors" appearing in Sections 5A.10, 5A.11, 6.25 or 8.04(c), to "Subsidiary Guarantor" or "Subsidiary Guarantors," as the case may be, and (ii) changing each reference to "U.S. Subsidiary Guaranty" appearing in Sections 5A.11, 6.25, 7.15 or 8.15(a) to "Subsidiary Guaranty".

        20.   Notwithstanding anything to the contrary contained in Section 7.11 of the Credit Agreement, neither the Borrower nor any of its relevant Subsidiaries shall be required to enter into a leasehold mortgage in respect of any renewal or replacement of any Leasehold set forth on Annex I hereto (including any new single Leasehold which replaces one or more of the Leaseholds set forth on said Annex I).

II.
Miscellaneous Provisions.

        1.     In order to induce the Lenders to enter into this Fourth Amendment, each of Holdings and the Borrower hereby represents and warrants that

          (a)   no Default or Event of Default exists as of (x) the Fourth Amendment General Effective Date (as defined below), both before and after giving effect thereto and (y) the Fourth Amendment 100% Effective Date (as defined below), both before and after giving effect thereto; and

          (b)   all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fourth Amendment General Effective Date and the Fourth Amendment 100% Effective Date, both before and after giving effect to the respective such date, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment General Effective Date or the Fourth Amendment 100% Effective Date, as the case may be (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects only as of such specific date).

        2.     This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

        3.     This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        4.     THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5.     (a) The provisions of Part I of this Fourth Amendment (other than Sections 3, 4, 5, 12 and 17) shall become effective on the date (the "Fourth Amendment General Effective Date") when each of Holdings, the Borrower and Lenders constituting the Required Lenders and shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Neerav Shah (facsimile number 212-354-8113).

          (b)   The provisions of Sections I.3, I.4, I.5, I.12 and I.17 of this Fourth Amendment shall become effective on the date (the "Fourth Amendment 100% Effective Date") when each of the following conditions shall have been satisfied:

              (i)  each Lender with outstanding B Term Loans on such date shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to White & Case LLP as provided in preceding clause (a); and

             (ii)  the Fourth Amendment General Effective Date shall have occurred.

        6.     From and after the Fourth Amendment General Effective Date and the Fourth Amendment 100% Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Fourth Amendment General Effective Date or the Fourth Amendment 100% Effective Date, as the case may be.

* * *

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this fourth Amendment as of the date first above written.

DADE BEHRING HOLDINGS, INC.
By:	/s/ MARK W. MORAN
	Name:	Mark W. Moran
	Title:	Corporate Vice President and Treasurer DADE BEHRING INC.
DADE BEHRING INC.
By:	/s/ MARK W. MORAN
	Name:	Mark W. Moran
	Title:	Corporate Vice President and Treasurer DADE BEHRING INC.
DEUTSCHE BANK AG, NEW YORK BRANCH, Individually and as Administrative Agent
By:

Name:
Title:
By:
Name:
Title:

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this fourth Amendment as of the date first above written.

DADE BEHRING HOLDINGS, INC.
By:

Name:
Title:
DADE BEHRING INC.
By:

Name:
Title:
DEUTSCHE BANK AG, NEW YORK BRANCH, Individually and as Administrative Agent
By:	/s/ CARIN KEEGAN
	Name:	Carin Keegan
	Title:	Vice President
By:	/s/ SUSAN LEFEVRE
	Name:	Susan LeFevre
	Title:	Director

ANNEX I

Leaseholds of property at the following locations:

101 Silvermine Road, Brookfield, Connecticut

200 and 202 Centerpoint Boulevard Route 273, New Castle, Delaware

2040 Enterprise Boulevard, West Sacramento, California

20400 Mariani Avenue, Cupertino, California

QuickLinks

FOURTH AMENDMENT AND CONSENT TO CREDIT AGREEMENT